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                                                                  Exhibit 10.1.1

                              Amending Agreement
                              ------------------
               Concerning the Sale and Assignment of Interest in
               -------------------------------------------------
                        Artwise GmbH Software Losungen
                        ------------------------------
                             of September 18, 1997
                             ---------------------



Between


1.  Mr Rolf Strehle, residing in Kreuzbergstr. 53/1, 8919 Westerstetten,
2.  Mr Gerhard Schonenberger, residing in Wannenmacherstr. 11, 89160
    Tomerdingen,

    -  hereinafter individually or collectively referred to as "Sellers" -


on the one side, and


3.  Cybernet Internet-Dienstleistungen AG, and
4.  Cybernet Internet-Beteiligungs GmbH,

    -  hereinafter individually or collectively referred to as "Buyers" -

on the other side, by referring to the document by the notary Dr. Siegmar Mossner of September 18, 1997 (document No. 1218/1997) the following is agreed:


1. In the document of September 18, 1997, (S) 6, the parties agreed on a prohibition to compete. The parties agree that the Sellers, effective from this day of signing this agreement, are released from this prohibition to compete. The Sellers do not have to pay a special consideration to the Buyer for it.

2. In the document of September 18, 1997, in (S) 3, subsection 2.2, the parties agreed that the shares received from the Sellers may not be disposed of in a volume of 25% no earlier than after January 1, 1999, in the volume of another 25% no earlier than after January 1, 2000 and in the volume of the remaining 50% no earlier than after January 1, 2001. The parties hereby agree that the preceding holding deadlines shall be discontinued effective from January 1, 2000. The parties hereby instruct the trustee irrevocably to transfer the shares that are

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    still with the trustee to the Sellers after January 1, 2000 and/or release them.

3. In all other respects, the agreements of the document of September 18, 1997 shall not be affected.


Munich, November 10, 1999

/s/ Rolf Strehle           /s/ Illegible Signature
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(Rolf Strehle)             Cybernet Internet-Dienstleistungen AG



/s/ Gerhard Schonenberger  /s/ Illegible Signature
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(Gerhard Schonenberger)    Cybernet Internet-Beteiligungs GmbH